EXHIBIT 10.3

April 14, 2015

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Gyrotron Technology, Inc.’s statements included under Item 4.02 of its Form 8-K filed on April 14, 2015 and we agree with such statements concerning our firm.

/s/ Freed Maxick CPAs, P.C.